                                                                    EXHIBIT 99.1

                        CONSENT OF PROSPECTIVE DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, S. Craig Lindner, hereby consent to be named as a prospective director of National City Corporation in the Registration Statement on Form S-4 of National City Corporation, dated March 24, 2004, and any amendments thereto.

        /s/ S. CRAIG LINDNER
 -------------------------------------
           S. Craig Lindner

Dated: March 24, 2004